EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, David B. Menzel, Chief Financial Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

(1) The Company's quarterly report on Form 10-Q/A for the quarterly period ended September 30, 2012 (the "Form 10-Q/A") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-Q/A fairly presents, in all material aspects, the financial condition and results of operations of the Company.

March 6, 2013	/s/ DAVID B. MENZEL
David B. Menzel Chief Financial Officer